SUPPLEMENTAL CASH FLOW INFORMATION (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Sep. 30, 2012	Sep. 30, 2011	Sep. 30, 2010
Cash payments:
Interest paid, net of amounts capitalized	$ 10,711	$ 16,107	$ 16,721
Income taxes paid	144,959	19,621	104,028
Reconciliation of total capital expenditures to total capital expenditures in the consolidated statements of cash flows
Capital expenditures incurred	1,082,678	730,347	345,264
Additions incurred prior year but paid for in current year	61,591	25,508	9,816
Additions incurred but not paid for as of the end of the year	(46,589)	(61,591)	(25,508)
Capital expenditures per Consolidated Statements of Cash Flows	$ 1,097,680	$ 694,264	$ 329,572